UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 10, 2017

John Bean Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 West Madison Street, Suite 4400
Chicago, IL 60602
(Address of principal executive offices, including Zip Code)
(312) 861-5900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Forms 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 10, 2017, the Board of Directors of John Bean Technologies Corporation (the “Company”) promoted Carlos Fernandez to Executive Vice President, President - Liquid Foods and changed the title of Steven R. Smith to Executive Vice President, President - Protein. Mr. Smith plans to retire from JBT in the 2nd quarter of 2018. A press release announcing these organizational changes is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with Mr. Smith’s retirement, the Company and Mr. Smith intend to enter into a Transition, Separation and General Release Agreement (the “Separation Agreement”). The Separation Agreement will become effective after execution and the expiration of a seven day revocation period, and is expected to provide for: (i) the continuation of Mr. Smith’s employment through his retirement date; (ii) the vesting of Mr. Smith’s existing stock awards in accordance with their terms prior to his retirement date; (iii) the payment of Mr. Smith’s annual bonus for 2017 in accordance with its terms; and (iv) the following payments under the John Bean Technologies Corporation Executive Severance Plan and no other benefits under that plan: 15 times the Company’s portion of Mr. Smith’s current monthly premium for medical and dental coverage, a lump sum payment equal to Mr. Smith’s earned and accrued but unused 2018 vacation, outplacement assistance and a lump sum payment for remaining amounts due to Mr. Smith in 2018 for financial planning and tax preparation assistance. The Separation Agreement includes a standard release of claims by Mr. Smith against the Company and a 24-month non-compete and non-solicitation covenant in favor of the Company and its subsidiaries.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued August 16, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Bean Technologies Corporation

Date: August 16, 2017	By:	/s/ Megan J. Rattigan
	Name	Megan J. Rattigan
	Title	Vice President, Controller, and duly authorized officer